Exhibit 99.2

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - FIRST QUARTER 2005
 ($'s in thousands)

                RETIREMENT CENTER COMMUNITIES:  TOTAL
                -------------------------------------

                          Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                         -------- -------- -------- -------- --------
Resident and healthcare
 revenue                 $85,288  $85,578  $86,526  $89,787  $91,482
Community operating
 expense                  56,791   56,546   58,168   59,085   60,890
                          -------  -------  -------  -------  -------
Community operating
 contribution             28,497   29,032   28,358   30,702   30,592
Community operating
 margin                     33.4%    33.9%    32.8%    34.2%    33.4%

Community operating
 contribution excluding
 Amortization of Deferred
 Entrance Fee Revenue     25,832   26,592   26,249   27,553   28,357

Ending Occupancy           8,374    8,424    8,436    8,482    8,585
Ending Occupancy %          94.4%    95.0%    95.1%    95.7%    94.6%

Average Monthly Occupancy  8,376    8,382    8,408    8,438    8,532
Monthly Revenue per unit $ 3,394  $ 3,403  $ 3,430  $ 3,547  $ 3,574
Year to Year % Change        8.0%     6.3%     5.0%     9.8%     5.3%

Monthly Operating
 Contribution per unit     1,134    1,155    1,124    1,213    1,195
Year to Year % Change       13.0%    12.4%    14.2%    16.2%     5.4%

         RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
         --------------------------------------------------

                          Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                         -------- -------- -------- -------- --------
Resident and healthcare
 revenue                 $55,007  $55,249  $56,306  $57,387  $58,493
Community operating
 expense                  34,326   33,983   35,422   35,932   36,739
                          -------  -------  -------  -------  -------
Community operating
 contribution             20,681   21,266   20,884   21,455   21,754
Community operating
 margin                     37.6%    38.5%    37.1%    37.4%    37.2%

Ending Occupancy           5,576    5,595    5,581    5,623    5,586
Ending Occupancy %          95.2%    95.5%    95.2%    96.0%    95.4%

Average Monthly Occupancy  5,582    5,576    5,580    5,594    5,602
Monthly Revenue per unit $ 3,285  $ 3,303  $ 3,364  $ 3,420  $ 3,480
Year to Year % Change        7.5%     6.5%     4.5%     9.0%     5.9%

Monthly Operating
 Contribution per unit     1,235    1,271    1,248    1,278    1,294
Year to Year % Change       11.2%    11.8%    10.3%     7.4%     4.8%

         RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
         --------------------------------------------------

                          Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                         -------- -------- -------- -------- --------
Resident and healthcare
 revenue                 $30,281  $30,329  $30,220  $32,400  $32,989
Community operating
 expense                  22,465   22,563   22,746   23,153   24,151
                          -------  -------  -------  -------  -------
Community operating
 contribution              7,816    7,766    7,474    9,247    8,838
Community operating
 margin                     25.8%    25.6%    24.7%    28.5%    26.8%

Ending Occupancy           2,798    2,829    2,855    2,859    2,999
Ending Occupancy %          93.0%    94.0%    94.8%    95.0%    93.3%

Average Monthly Occupancy  2,795    2,806    2,828    2,844    2,930
Monthly Revenue per unit $ 3,612  $ 3,603  $ 3,562  $ 3,797  $ 3,753
Year to Year % Change        9.2%     6.1%     5.9%    11.0%     3.9%

Monthly Operating
 Contribution per unit       932      923      881    1,084    1,005
Year to Year % Change       17.3%    13.0%    25.4%    45.0%     7.9%

Net Cash Flow per unit
 (includes Net Resale
 Cash Flow)                1,326    1,503    1,442    1,323    1,399

Entrance Fee Sales:
Total Entrance Fee
 (Independent Living)
 Units                     2,066    2,066    2,066    2,064    2,217
Ending Occupancy %          95.4%    96.3%    97.1%    97.2%    95.8%

Entrance Fee Sales (in
 units)                       69       84       79       68       70
Entrance Fee Sales       $10,257  $11,976  $11,931  $ 9,224  $11,589
Refunds paid on Entrance
 Fee Terminations          2,433    2,868    3,181    3,192    4,137
Net Resale Cash Flow       7,824    9,108    8,750    6,032    7,452



NOTE: Galleria Woods, a 207 unit Entrance Fee CCRC community, was acquired in February 2005.

The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FIRST QUARTER 2005
 ($'s in thousands)

              FREE-STANDING ASSISTED LIVING COMMUNITIES
              -----------------------------------------

                          Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                         -------- -------- -------- -------- --------
Resident and healthcare
 revenue                 $22,663  $23,532  $24,563  $25,506  $26,207
Community operating
 expense                  17,061   17,519   17,657   17,970   18,447
                          -------  -------  -------  -------  -------
Community operating
 contribution              5,602    6,013    6,906    7,536    7,760
Community operating
 margin                     24.7%    25.6%    28.1%    29.5%    29.6%

Ending Occupancy           2,394    2,456    2,504    2,533    2,562
Ending Occupancy %          84.3%    86.5%    88.3%    89.3%    90.1%


Average Monthly Occupancy  2,384    2,430    2,478    2,521    2,537
Monthly Revenue per unit $ 3,169  $ 3,228  $ 3,304  $ 3,372  $ 3,443
Year to Year % Change        8.7%     7.5%     8.2%     9.9%     8.7%

Monthly Operating
 Contribution per unit       783      825      929      996    1,020
Year to Year % Change       78.5%    46.3%    39.2%    37.3%    30.2%

NOTE: Excludes two non-consolidated joint ventures.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW
($'s in thousands)                                          Three months
                                                               ended
                                                           March 31, 2005
                                                           --------------
 Net income (loss)                                             $  2,625
 Adjustments to reconcile net income to cash and cash
  equivalents provided by operating activities:
         Depreciation and amortization                           10,066
         Amortization of deferred entrance fee revenue           (4,064)
         Proceeds from entrance fee sales - deferred income       7,805
         Deferred income tax benefit                               (765)
         Amortization of deferred gain on sale-leaseback
          transactions                                           (2,956)
         Amortization of deferred compensation                      218
         Minority interest in earnings of consolidated
          subsidiaries                                               71
         Tax benefit from exercise of stock options                 395
         (Gains) losses from unconsolidated joint ventures          (66)
         Loss (gain) on sale of assets                               12

                                                           --------------
 Net cash and cash equivalents provided by operating
  activities (before changes in assets and liabilities,
  exclusive of acquisitions and sale leaseback
  transactions)                                                  13,341

     Adjustments for lease escalators and other accruals          1,277
     Additions to land, building and equipment                  (19,629)
         Plus: Development expenditures (funded separately)         693
     Proceeds from entrance fee sales - refundable portion,
      net of refunds paid                                        (1,521)
     Distributions to minority interest holders                    (984)
     Principal reductions in master trust liability                (285)
     Other adjustments for transactions / refinancings           14,742
                                                           --------------

 Free cash flow before principal payments                         7,634

     Principal payments on long-term debt                        (4,897)

                                                           --------------
 Free cash flow                                              $    2,737
                                                           ==============


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FIRST QUARTER 2005
 ($'s in thousands)


 INCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                     Three months ended
                                          March 31,        $      %
                                    -------------------
                                      2005      2004     Change Change
                                     --------  -------- ------- ------
Resident & Healthcare revenue       $116,903  $107,951  $8,952    8.3%
Community operating expense           78,542    73,852   4,690    6.4%
                                     --------  --------  ------ ------
Community operating contribution    $ 38,361  $ 34,099   4,262   12.5%
Community operating margin              32.8%     31.6%


# Locations                               59        59
Avg. Occupancy                          93.9%     91.9%
Avg. Occupied Units                   10,989    10,761     228    2.1%
Avg. Mo. Revenue/unit               $  3,546  $  3,344  $  202    6.0%
Avg. Mo. Operating Contribution/unit   1,164     1,056     107   10.2%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
-----------------------------------
                                     Three months ended
                                          March 31,        $      %
                                    -------------------
                                      2005      2004     Change Change
                                     --------  -------- ------- ------
Resident & Healthcare revenue       $ 84,700    77,670  $7,030    9.1%
Community operating expense           55,186    51,387   3,799    7.4%
                                     --------  --------  ------ ------
Community operating contribution    $ 29,514  $ 26,283   3,231   12.3%
Community operating margin              34.8%     33.8%


# Locations                               53        53
Avg. Occupancy                          93.6%     91.6%
Avg. Occupied Units                    8,139     7,966     173    2.2%
Avg. Mo. Revenue/unit               $  3,469  $  3,250  $  219    6.7%
Avg. Mo. Operating Contribution/unit   1,209     1,100     109    9.9%


This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FIRST QUARTER 2005
 ($'s in thousands)


                                       Three months    Three months
                                      ended March 31,  ended March 31,
                                     ---------------------------------
                                       2005      %      2004      %
                                      -------- ------  -------- ------
COMPOSITION
-----------
Revenues:
  Retirement Centers
    Independent living               $ 38,234   32.1% $ 35,682   32.7%
    Assisted living                    15,010   12.6%   14,175   13.0%
    Skilled Nursing                    20,396   17.1%   19,633   18.0%
    Ancillary services, including
     Innovative Senior Care (therapy
     and wellness programs)            15,607   13.1%   13,133   12.0%
    Amortization of Deferred Entrance
     Fee Revenue                        2,235    1.9%    2,665    2.4%
                                      -------- ------  -------- ------
                                       91,482   76.9%   85,288   78.1%

  Free-Standing Assisted Living
    Assisted living                    23,169   19.5%   20,392   18.7%
    Ancillary services, including
     Innovative Senior Care (therapy
     and wellness programs)             3,038    2.5%    2,271    2.1%
                                      -------- ------  -------- ------
                                       26,207   22.0%   22,663   20.8%

  Total Resident and Healthcare
   Revenue                            117,689   98.9%  107,951   98.9%

  Management and Contract Services        500    0.5%      424    0.4%
  Reimbursed Expenses                     802    0.6%      768    0.7%
                                      -------- ------  -------- ------
                                        1,302    1.1%    1,192    1.1%
                                      -------- ------  -------- ------

  Total Revenues                     $118,991  100.0% $109,143  100.0%



BY PAYOR
--------
  Private Pay                        $ 99,761   83.8% $ 93,181   85.4%
  Medicare                             16,747   14.1%   13,354   12.2%
  Medicaid                              2,483    2.1%    2,608    2.4%
                                      -------- ------  -------- ------
  Total                              $118,991  100.0% $109,143  100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FIRST QUARTER 2005


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------
                                                   At March 31, 2005
                                                   ------------------
                                                   Locations Capacity
                                                   --------- --------
Rental Retirement Centers:
    Owned-100%                                            2      272
    Leased                                               20    5,584
    Managed - other                                       3      713
                                                   --------- --------
                                                         25    6,569

Entrance Fee Retirement Centers:
    Owned-100%                                            1      207
    Owned- 90%                                            2      712
    Leased                                                3    1,562
    Managed-Freedom Square                                1      735
    Managed-other                                         2      474
                                                   --------- --------
                                                          9    3,690

Free-Standing AL's:
    Owned-100%                                           10      969
    Owned-Joint Venture                                   2      164
    Leased                                               20    1,783
    Leased-Joint Venture                                  1       91
                                                   --------- --------
                                                         33    3,007

All Communities:
    Owned-100%                                           13    1,448
    Owned- 90%                                            2      712
    Owned-Joint Venture                                   2      164
    Leased                                               43    8,929
    Leased-Joint Venture                                  1       91
    Managed-Freedom Square                                1      735
    Managed-other                                         5    1,187
                                                   --------- --------
                                                         67   13,266

Note: Leased communities include both operating and capital leases.
      The two Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.